Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of June 17, 2015, by and between HYDROPHI TECHNOLOGIES GROUP, INC., a FLORIDA corporation, with headquarters located at 3404 OAKCLIFF ROAD SUITE C6, DORAVILLE, GA 30340 (the “Company”), and ____________, a New York corporation, with its address at ___________ (the “Buyer”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B. Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement a 8% convertible note of the Company, in the form attached hereto as Exhibit A, in the aggregate principal amount of $35,000 (the “Note”), convertible into shares of common stock of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in this Agreement and Note.

C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the initial Note in the principal amount as is set forth immediately below its name on the signature pages hereto as provided in this Agreement.

D.  The Buyer is entering into this agreement as one of two agreements of a similar nature, however, the Buyer is acting independently of the other buyer in respect of the agreements contained herein and in respect of its investment decision, and the act of simultaneously investing should not be interpreted in any way as forming a partnership among the buyers of this and similar notes.  Each purchase is deemed independent of the other and not contingent on the other.

NOW THEREFORE, the Company and the Buyer severally (and not jointly) hereby agree as follows:

1. Purchase and Sale of Note.

a. Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company a Note in the principal amount of $35,000 for a purchase price of $32,500.

b. Form of Payment. On the Closing Dates (as defined below), (i) the Buyer shall pay the purchase price (the “Purchase Price”) for the Note to be issued and sold to it at the Closing (as defined below) by wire transfer in immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note in the principal amount  as set forth in this Agreement, and (ii) the Company shall deliver  a duly executed Note to the Buyer, against delivery of such Purchase Price.

c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of each Note pursuant to this Agreement (each and together referred to as the “Closing Date”) shall be 12:00 noon, Eastern Standard Time on June 17, 2015, and/or such other mutually agreed upon time for both the initial and second closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company that:

a. Investment Purpose. As of the date hereof, the Buyer is purchasing the Note and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note (including, without limitation, such additional shares of Common Stock, if any, as are issuable (i) on account of interest on the Note, (ii) as a result of the events described in Section 1.4(g) of the Note or (iii) in payment of the Standard Liquidated Damages Amount (as defined in Section 2(f) below) pursuant to this Agreement, such shares of Common Stock being collectively referred to herein as the “Conversion Shares” and, collectively with the Note, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, furnished with all requested public, non-confidential materials relating to the business, finances and operations of the Company and public, non-confidential materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Company about publicly disclosed matters only. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company's representations and warranties made herein.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. The Buyer understands that (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case).

Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

g. Legends. The Buyer understands that the Note and, until such time as the Conversion Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, at the Deadline, it will be considered an Event of Default pursuant to Section 3.2 of the Note.

h. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

i. Open Short; Trading Activities.  The Buyer and its affiliates do not have an open short position it the common stock of the Company as of the date hereof and for the preceding 30 days to the date hereof.

j. Residency.  The Buyer is a resident of the jurisdiction set forth immediately below the Buyer’s name on the signature pages hereto.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.  The SEC Documents set forth all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and, subject to the need to increase in the authorized number of shares of Common Stock,  the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. Capitalization. As of the date hereof, unless otherwise noted, the authorized capital stock of the Company consists of: (A) 600,000,000 shares of Common Stock, except as noted below, of which (i) as of June 17, 2015, there were 201,865,149  shares issued and outstanding; (ii) 10,000,000 shares are allocated for issuance pursuant to the Company’s 2014 Non-Qualified Performance Equity Award Plan, (iii) 12,660,395 shares are allocated for outstanding warrants, (iv) 374,584,944 shares are allocated for issuance on outstanding debt  of the Company as of April 1, 2015, and (v) subject to the need to increase in the authorized number of shares of Common Stock,  25,000,000 will be reserved for issuance upon conversion of the Note (subject to adjustment pursuant to the Company’s covenant set forth in Section 4(g) below), and (B) there are 25,000,000 shares of preferred stock authorized, none of which are issued and outstanding. All of the outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable and have been issued in compliance with all federal and state securities laws. Other than as provided herein and in the April 2014 Documents (herein defined), the December 2014 Documents (herein defined), the April  and May 2015 Documents (herein defined), and the other agreements of like tenor to this Agreement, no shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the effective date of this Agreement, other than as disclosed in the SEC Documents (as hereinafter defined) of the Company and under any compensation plans or agreements of the Company with its current and past employees and service providers, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act, and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Note or the Conversion Shares. The Company has previously furnished to the Buyer or there is available to the Buyer on the SEC website in the SEC Documents true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof (“Certificate of Incorporation”) and the Company’s Bylaws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

d. Issuance of Shares. The Conversion Shares are duly authorized and subject to the need to increase in the authorized number of shares of Common Stock, reserved for issuance and, upon conversion of the Note in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Note. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Note in accordance with this Agreement, the Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

f. No Conflicts. Subject to the waiver set forth in Section 9 hereof in respect of any conflicts with the April 2014 Documents, the December 2014 Documents, the April and May 2015 Documents, and agreements of like tenor to this Agreement, the execution, delivery and performance of this Agreement, the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and subject to the need to increase in the authorized number of shares of Common Stock,  reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in material violation of any material law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Note in accordance with the terms hereof or thereof or to issue and sell the Note in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Note. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any termination of the trading of the Common Stock on the public securities trading medium within the United States on which the Common Stock is traded.

g. SEC Documents; Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). The Company either has delivered to the Buyer true and complete copies of the SEC Documents or has been deemed to have delivered to the Buyer true and complete copies of the SEC Documents by reason of their being filed with the SEC and available on the SEC website, EDGAR. As of their respective dates, the final SEC Documents complied in all material respects with the requirements of the 1933 Act and 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC in the final form, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents isrequired to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the final SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents or set forth in the SEC Documents subsequent to the last filed financial statement in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business ,and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act.

h. Absence of Certain Changes. Since the date of the latest financial statements and data included in the SEC reports and disclosed in this Agreement: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to generally accepted accounting principles (“GAAP”) or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) except at disclosed in the SEC Documents and pursuant to the April 2014 Documents, the December 2014 Documents, the April and May 2015 Documents, and agreements of like tenor to this Agreement, the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company equity incentive plans. The Company does not have pending before the SEC any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement an agreements of like tenor to this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made. “Trading Day” shall mean any day on which the Common Stock is traded for any period on the OTCQB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

i. Absence of Litigation. Except as disclosed in the Disclosure Schedule hereto, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. Schedule 3(i) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

j. Patents, Copyrights, etc. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the public reports and records (“Public Reports”) as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  None of, and the Company has not

received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement.  The Company has not received, since the date of the latest audited financial statements included within the Public Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any person, except as could not have or reasonably be expected to not have a Material Adverse Effect.  To the actual knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights.  The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

k. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each of the foregoing cases as could not have or reasonably be expected to result in a Material Adverse Effect.

l. Tax Status. The Company and each of its Subsidiaries has  filed all federal and state income and all other tax returns, reports and declarations required by any United States jurisdiction to which it is subject to tax (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and either has paid all taxes and other governmental assessments and charges reflected on such returns, reports and declarations or has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any United States jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. The Company has not received any notice that any of the Company’s tax returns is presently being audited by any taxing authority.

m. Certain Transactions. Since March 30, 2014, except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options and other similar securities  disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

n. Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement is true and correct in all material respects, and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

o. Acknowledgment Regarding Buyer’ Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’ purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

p. No Integrated Offering. Assuming the accuracy of the Buyer’s representations and warranties set forth in this Agreement, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the 1933 Act which would require the registration of any such securities under the 1933 Act, or (ii) any applicable shareholder approval provisions of any trading market or platform on which any of the securities of the Company are listed or designated for trading.

q. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

r. Permits; Compliance. With duplicating any of the representations in Section 3(j) or 3(s), (i) the Company and each of its Subsidiaries is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its significant properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), (ii) there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits, and (iii)neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. In the prior four months to the date hereof, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

s. Environmental Matters.

(i) There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(iii) There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

t. Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(t) or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

u. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. The Company has provided to Buyer true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

v. Sarbanes-Oxley Act.  The Company is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof.

w. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

x.  Omitted Intentionally.

y.  Omitted Intentionally.

z. No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

aa.  No Disagreements with Accountants and Lawyers; Outstanding SEC Comments.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is or immediately after the Closing Date will be current with respect to any fees owed to its accountants which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.  There are no unresolved comments or inquiries received by the Company or its Affiliates from the SEC which remain unresolved as of the date hereof.

bb.  Bad Actor Disqualification.

(i) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act ("Regulation D Securities"), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent and the Purchaser a copy of any disclosures provided thereunder.

(ii) Other Covered Persons. The Company is not aware of any person that (i) has been or will be paid (directly or indirectly) remuneration for solicitation of Purchaser in connection with the sale of the Securities and (ii) who is subject to a Disqualification Event.

(iii) Notice of Disqualification Events. The Company will notify the Purchaser in writing of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person, prior to any Closing of this Offering.

cc. Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of default under Section 3.4 of the Note.

4. COVENANTS.

a. Reasonable Commercial Efforts. The parties shall use their  reasonable commercial efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b. Form D; Blue Sky Laws; Form 8-K. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.  The Company shall file a Current Report on Form 8-K disclosing this transaction not later than one business day after the Closing Date.

c. Use of Proceeds. The Company shall use the proceeds for general working capital purposes.

1.d. Participation Rights.  During the period commencing on the date hereof and ending on the first anniversary of the date hereof, neither the Company nor any of its Subsidiaries shall, directly or indirectly, effect any Subsequent Placement (as defined below), other than a Subsequent Placement for Excluded Securities, unless the Company shall have first complied with this Section “d”.

2.

(i)

At least three (3) Trading Days prior to any proposed or intended Subsequent Placement (defined below), the Company shall deliver to the Buyer a written notice of its proposal or intention to effect a Subsequent Placement (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than: (A) a statement that the Company proposes or intends to effect a Subsequent Placement, (B) a statement that the statement in clause (A) above does not constitute material, non-public information and (C) a statement informing the Buyer that it is entitled to receive an Offer Notice (as defined below) with respect to the Subsequent Placement upon its written request. Upon the written request of the Buyer within three (3) Trading Days after the Company’s delivery of the Pre-Notice, and only upon a written request by the Buyer, the Company shall, but no later than one (1) Trading Day after the request, deliver to the Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with the Buyer in accordance with the terms of the Offer up to 50% of the Offered Securities.

3.

(ii)

To accept an Offer, in whole (up to50%) or in part (less than 50%, the Buyer must deliver a written notice to the Company prior to the end of the second (2nd) Business Day after the Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of the Offered Securities that the Buyer elects to purchase (in either case, the “Notice of Acceptance”). Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Buyer a new Offer Notice and the Offer Period shall expire on the third (3rd) Business Day after the Buyer’s receipt of such new Offer Notice.

4.

(iii)

The Company shall have thirty (30) Business Days from the expiration of the Offer Period above (i) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyer pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon the same general terms and conditions (including, without limitation, the same unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice and (ii) to publicly announce (a) the execution of such Subsequent Placement Agreement, and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

5.

(iv)

In the event the Company shall propose to sell less than all the Offered Securities, then the proportionate number of Offered Securities to be purchased by the Buyer set forth in the Notice of Acceptance as to the original number of Offered Securities will be reduced to represent the same proportion to the total of the adjusted number of Offered Securities

6.

(v)

The Company and the Buyer agree that if the Buyer elects to participate in the Offer, the Buyer will purchase the Offered Securities in the Subsequent Placement Agreement on the same terms as any other person, enter into the same transaction agreements and give any required consents to, amendment to or termination of, or grant any waiver, release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company.

7.

(vi)

The restrictions contained in this Section “d” shall not apply in connection with the issuance of any Excluded Securities (as defined below).

8.

(vii)

For purposes of this Section “d’, the following definitions shall apply:

9.

(a)

“Approved Stock Plan” means any general or specific employee benefit plan or similar arrangement, without any limit as to number of securities, which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and equity based awards to acquire Common Stock or its equivalent may be issued to any employee, officer, consultant or director for services provided to the Company in their capacity as such.

10.

(b)

“Convertible Securities” means any security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any Common Stock of the Company or any of its Subsidiaries.

11.

(c)

“Excluded Securities” means (A) shares of Common Stock or standard equity based awards to acquire Common Stock or its equivalent issued to directors, officers, consultants or employees of the Company in their capacity as such pursuant to an Approved Stock Plan; (B) shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (A) above) issued prior to the date hereof or hereunder, provided that the conversion price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (A) above) is not lowered, none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (A) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (A) above) are otherwise materially changed in any manner that adversely affects the Buyer; (C) the securities sold pursuant to this Agreement and any securities into which they may be converted, (D) shares of Common Stock or Convertible Securities issued or issuable in connection with strategic alliances, including any that may be issued to any licensee of the Company or its Subsidiaries, acquisitions, mergers, and strategic partnerships, (E) any securities, whether debt or equity of the Company or its Subsidiaries, including Common Stock or Convertible Securities, where the proceeds are used to repay or repurchase any Company obligation or securities to or held by the Buyer and its affiliates, (F) any non-convertible debt from a financial or institutional lender, factoring arrangements, trade and equipment financing, import/export financing, small business loans instruments under any government sponsored programs, government based grants, government guaranteed instruments under any government sponsored programs, government grants and similar instruments, and (G) up to $1,250,000, in the aggregate, of shares of Common Stock and/or Convertible Securities in Subsequent Placements.

12.

(d)

“Subsequent Placement” means any, direct or indirect, issuance, offer, sale, grant of any option or right to purchase, or otherwise disposition of  any equity security or any equity-linked or related security of the Company or any of its Subsidiaries, including, without limitation, pursuant to Section 3(a)(9) or Section 3(a)(10) of the 1933 Act.

e. Expenses. At the Closing, the Company shall reimburse Buyer the fixed amount of $2,500 for Buyers non-accountable expenses incurred by them in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith (“Documents”).  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Buyer.

f. Financial Information. Upon written request and provided that the requested item is not otherwise publicly available, the Company agrees to send or make available the following to the Buyer until the Buyer transfers, assigns, or sells all of the Securities: (i) within two (2) days after the filing with the SEC, a copy of its Annual Report on Form 10-K its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the shareholders of the Company, copies of any notices or other information the Company makes available or gives to such shareholders.

g. Authorization and Reservation of Shares. Subject to the need to increase in the authorized number of shares of Common Stock, the Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Note and issuance of the Conversion Shares in connection therewith (based on the Conversion Price of the Note in effect from time to time) and as otherwise required by the Note. Subject to the need to increase in the authorized number of shares of Common Stock, the Company shall not reduce the number of shares of Common Stock initially reserved for issuance upon conversion of Note without the consent of the Buyer. Subject to the need to increase in the authorized number of shares of Common Stock, the Company shall at all times maintain the number of shares of Common Stock so reserved for issuance at an amount (“Reserved Amount”) equal to 1.5 times the number that is then actually issuable upon full conversion of the Note (based on the Conversion Price of the Note in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance

(“Authorized and Reserved Shares”) is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company’s obligations under this Section 4(g), in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount. Subject to the need to increase in the authorized number of shares of Common Stock, if the Company fails to obtain such shareholder approval within ninety (90) days following the date on which the number of Reserved Amount exceeds the Authorized and Reserved Shares, it will be considered an Event of default under Section 3.4 of the Note.

h. Listing. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange, automated quotation system, or other trading platform, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) or traded and, so long as any Buyer owns any of the Securities and so long as any other shares of Common Stock shall be so listed or traded on a trading platform, the Company will use commercial reasonable efforts to maintain such listing  or trading of the Conversion Shares. The Company will use its reasonable commercial efforts  to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and  exchanges or trading platforms, as applicable, to maintain trading of the Common Stock. The Company shall promptly provide to the Buyer copies of any notices it receives from any exchange or trading platform regarding the continued eligibility of the Common Stock for listing and trading on such exchanges and trading platforms.  If the market price of the Company’s Common Stock shall at any time fall below the price required to continue to be quoted on the Company’s then principal exchange or automated quotation system, the Company shall use reasonable commercial efforts to as soon as practicable take all actions necessary to effect a reverse split of the Company’s Common Stock, such that the price would then be at least fifty percent (50%) above the required price, post-split; provided any such action need only be taken once in any consecutive 24 month period.

i. Corporate Existence. So long as a Buyer beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTCQB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

j. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

k. Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of default under Section 3.4 of the Note.

l. Failure to Comply with the 1934 Act. So long as the Buyer beneficially owns the Note, the Company shall comply with the reporting requirements of the 1934 Act and continue to be subject to the reporting requirements of the 1934 Act. Specifically, the Company shall comply with all required reporting requirements in relation to the Company’s issued and outstanding shares of Common Stock.

m. Short Sales.  So long as the  Note remains outstanding, neither the Buyer nor any affiliate of the Buyer nor any entity managed or controlled by the Buyer (collectively “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, engage in any Short Sales involving the Company’s securities.  Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the common stock of the Company; or (2) selling a number of shares of common stock of the Company equal to the number of Conversion Shares that such Restricted Person is entitled to receive under a pending Conversion Notice (as defined in the Note) but has not yet taken possession of so long as such Restricted Person delivers the Conversion Shares purchased pursuant to such Conversion Notice to the purchaser thereof; provided, however, such Restricted Person shall not be required to so deliver any such Conversion Shares subject to such Conversion Notice if the Company fails for any reason to deliver such Conversion Shares to the Buyer on the applicable settlement date under the terms and subject to the provisions of the Note.

n. Omitted Intentionally.

o.  Non-Frustration of Purpose.  Subject to the other terms of this Agreement and the Notes and the requirements of applicable law, so long as the Buyer or its affiliates hold any Securities, the Company and its Subsidiaries, and its or their respective officers, employees, directors, agents or other representatives in their capacity as employed persons of the Company, will not effect, enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction the terms of which would or would reasonably be expected to (i) have a material adverse effect on the Buyer’s investment in the Note or Conversion Shares, or (ii) restrict, delay, conflict with or impair the ability or right of the Company to timely perform its obligations under this Agreement or the Notes, including, without limitation, the obligation of the Company to timely deliver shares of Common Stock to the Buyer or its affiliates in accordance with this Agreement or the Note.

p.  Restricted Transactions.  From the date hereof until the earlier of i) 120 days after the date of this Agreement or ii) the date that the Holder holds less than 10% of the Securities being sold to the Buyer in this offering remain outstanding, including Conversion Shares, neither the Company nor any of its affiliates or subsidiaries, nor any of its or their respective officers, employees, directors, agents or other representatives, will, without the prior written consent of the Buyer, directly or indirectly, solicit, accept, enter into, announce, or otherwise cooperate in any way, assist or participate in or facilitate or encourage, any exchange (i) of any security of the Company or any of its subsidiaries for any other security of the Company or any of its subsidiaries, except to the extent (x) consummated pursuant to an exchange registered under a registration statement of the Company filed pursuant to the 1933 Act and declared effective by the SEC or (y) such exchange is exempt from registration pursuant to an exemption provided under the 1933 Act (other than Section 3(a)(10) of the 1933 Act) or (ii) of any indebtedness or other securities of the Company or any of its subsidiaries relying on the exemption provided by Section 3(a)(10) of the 1933 Act. Notwithstanding the foregoing or anything contained herein to the contrary, neither the Company nor any of its affiliates or subsidiaries, nor any of its or their respective officers, employees, directors, agents or other representatives, will, without the prior written consent of the Buyer (which consent may be withheld, delayed or conditioned in the Buyer’s sole discretion), directly or indirectly, cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any third party to effect any acquisition of securities of the Company by such third party from an existing holder of such securities in connection with a proposed exchange of such securities of the Company (whether pursuant to Section 3(a)(9) or 3(a)(10) of the 1933 Act or otherwise).

q.  Prohibition on Variable Rate Transactions.  So long as any of the Securities being sold to the Buyer in this offering remain outstanding and owned by the Buyer, including Conversion Shares, the Company shall not, directly or indirectly, (i) issue or sell any convertible securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such convertible securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such convertible securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or (ii) enter into any agreement (including, without limitation, an “equity line of credit” or an “at-the-market offering”) whereby the Company or any of its subsidiaries may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights).  The Buyer shall be entitled to obtain injunctive relief against the Company and its subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

r.  Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that after the Closing Date neither it, nor any other person acting on its behalf, will provide Buyer or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Buyer shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that the Buyer shall be relying on the foregoing covenant in effecting transactions in securities of the Company. Buyer acknowledges that it is aware that the United States securities laws prohibit any person who has material non-public information about a company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and the Buyer agrees not to engage in any unlawful trading in securities of the Company or unlawful misuse or misappropriation of any such information.  Buyer agrees to maintain the confidentiality of and not disclose or use (except for purposes relating to the transactions contemplated by this Agreement) any confidential, proprietary or non-public information disclosed by the Company to Buyer.

s. Omitted Intentionally.

5. Transfer Agent Instructions. The Company covenants and agrees that it will at all times while any Securities remain outstanding maintain a duly qualified independent transfer agent.  If a new transfer agent is appointed at any time, the Company shall provide the Buyer with a copy of the new agreement within three (3) business days of its execution.  The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Conversion Shares in such amounts as specified from time to time by the Buyer to the Company upon conversion of the Note in accordance with the terms of the attached Transfer Agent Instructions (the “Irrevocable Transfer Agent Instructions”). In the event that the Buyer proposes to replace its transfer agent, the Buyer shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Buyer and the Buyer. Prior to or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that: (i) other than under the April 2014 Documents, the December 2014 Documents, the April and May 2015 Documents, and agreements of like tenor to this Agreement, no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, the legend requirements of Section 2(g), and stop transfer instructions to give effect to Section 2(f) hereof  will be given by the Company to its transfer agent; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Conversion Shares to be issued to the Buyer upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement; and (iii) it will not fail to remove (or direct its transfer agent not to remove or impair, delay, and/or hinder its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Conversion Shares issued to the Buyer upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement. Nothing in this Section shall affect in any way the Buyer’s obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If a Buyer provides the Company, at the cost of the Buyer, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Note to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. The Buyer shall have executed this Agreement and delivered the same to the Company.

b. The Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

c. The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. Conditions to The Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Note at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

a. The Company shall have executed this Agreement and delivered the same to the Buyer.

b. The Company shall have delivered to the Buyer duly executed Note (in such denominations as the Buyer shall request) in accordance with Section 1(b) above.

c. Unless previously delivered, the Irrevocable Transfer Agent Instructions, in form and substance satisfactory to a majority-in-interest of the Buyer, shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent.

d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, but not limited to certificates with respect to the Company’s Certificate of Incorporation, By-laws and Board of Directors’ resolutions relating to the transactions contemplated hereby.

e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

f. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations..

g. The Conversion Shares shall have been authorized for quotation on the trading platform on which the Common Stock is currently trading. OTCQB and trading in the Common Stock on the OTCQB or such equivalent exchange and shall not have been suspended by the SEC or the OTCQB or such equivalent exchange.

h. Intentionally Omitted.

i. The Buyer shall have received an opinion of counsel for the Company, in form and substance satisfactory to the Buyer.

8. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.

The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other agreement or document executed in connection with this transaction (each a “Transaction Document”),  by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

b. Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

HYDROPHI TECHNOLOGIES GROUP, INC.

3404 OAKCLIFF ROAD SUITE C6

DORAVILLE, GA 30340

Attn: Roger Slotkin, CEO

If to the Buyer:

Attn:

facsimile:

Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), any Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from a Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival and Indemnification. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless each of the Buyer and all their officers, directors, employees and agents for loss or damage arising out of a claim from any third party that is not affiliated with the Buyer or any successor in interest or transferee of Buyer as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Intentionally Omitted.

k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

m. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

n.  Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of a Note, the Buyer shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

o.  Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by Buyer in order to enforce any right or remedy under any Transaction Document.  Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to Buyer with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Buyer to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Buyer’s election.

9. Other Agreement; Waiver.

_____, the Buyer, for itself and all of its affiliates agrees that the entry into this Agreement, the Note and any other instrument of the Company pursuant to this Agreement and the Note, and the performance of its obligations under this Agreement and the Note will not now or in the future be considered to render incorrect and result in a breach of any continuing representation or warranty and will not be considered a breach or violation of any agreement under the agreements of like tenor to this Agreement and those certain Securities Purchase Agreements between the Company and 31Group, LLC dated on or about April 28, 2014 and any of the convertible promissory notes and other agreements and documents delivered thereto (together, the “April 2014 Documents”) and dated on or about December 4, 2014, and any of the convertible promissory notes and other agreements and documents delivered thereto (together the “December 2014 Documents”), and those certain Securities Purchase Agreements between the Company and the Purchasers, dated on or about April 9, 2015  and May 24, 2015 and any of the convertible promissory notes and other agreements and documents delivered thereto (together, the “April and May  2015 Documents”), including but not limited to Section 11.2 of the Securities Purchase Agreements and any similar provisions, which on its face or by intent would otherwise have limited, violated , breached, or prohibited, the transactions contemplated by this Agreement and the Note any ancillary document or agreement thereto.  Further,

____ agrees that the entry into this Agreement and the Note and the transactions contemplated hereby and thereby will not cause any anti-dilution, price adjustment or similar rights or result in a default under any of the April 2014 Documents, the December 2014 Documents, the April and May 2015 Documents, and the agreements of like tenor to this Agreement.

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

HYDROPHI TECHNOLOGIES GROUP, INC.

By:
Roger Slotkin
CEO

Investor

By:

AGGREGATE INITIAL SUBSCRIPTION AMOUNT:
Aggregate Principal Amount of Note:	$35,000
Aggregate Purchase Price:	$32,500